UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2014

CASEY’S GENERAL STORES, INC.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(IRS Employer Identification No.)

One Convenience Blvd., Ankeny, Iowa	50021
(Address of principal executive Offices)	(Zip Code)

515/965-6100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On June 9, 2014, Casey’s General Stores, Inc. (the “Company”) issued a press release announcing its financial results for the fourth fiscal quarter and fiscal year ended April 30, 2014. A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2014, the Board of Directors of the Company approved salary and bonus plan arrangements for the Company’s executive officers and Vice Presidents for the fiscal year ending April 30, 2015. Further information concerning such arrangements is described in Exhibit 99.2 and is incorporated herein by reference.

On that same date, the Compensation Committee of the Board of Directors authorized the award of 3,250 restricted stock units to each of the five executive officers (Messrs. Myers, Handley, Walljasper and Billmeyer and Ms. Jackowski) under the terms of the 2009 Stock Incentive Plan. The awards will vest on June 6, 2017.

The Compensation Committee also authorized the payment of awards under the fiscal 2014 annual incentive plan (described in the Form 8-K filed on June 13, 2013), equal to 70% of the officer’s base salary. The award is payable in cash (45%) and shares of restricted stock (55%).

In addition, the Board of Directors elected Terry Handley to serve as President of the Company, effective immediately. Mr. Handley will continue to serve in the role as Chief Operating Officer.

Item 7.01.	Regulation FD Disclosure.

On June 9, 2014, the Company reported May 2014 same-store sales results for stores open for one full year. Same-store sales for prepared food and fountain increased 11.4%, and grocery and other merchandise increased 10.2% in May 2014 compared to May 2013.

Same-store fuel gallons sold increased 4.8% in May 2014 compared to May 2013. The fuel margin was above the Company’s fiscal 2015 goal of $0.153 cents per gallon. The average retail price of fuel sold during May 2014 was $3.46 per gallon.

The information contained in this Item is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits accompanying this report are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: June 9, 2014	By:	/s/ William J. Walljasper
William J. Walljasper
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release issued by Casey’s General Stores, Inc., dated June 9, 2014.

99.2	Description of FY2015 Salary and Bonus Arrangements for Executive Officers